Equity	6 Months Ended
Jun. 30, 2024
SHAREHOLDERS' EQUITY:
Equity
Note 3:	Equity

1.
On February 26, 2024, the Company granted 316,165 share options to employees, officers, board members, CEO and several consultants at an exercise price of $12.73 per share and 30,482 RSUs. The share options and the RSUs vest over a period of 1-4 years. The grants to the directors and CEO were subject to approval at the next annual shareholders' meeting. The grants to the directors and CEO were approved in the annual shareholders' meeting held on July 9 ,2024.

2.
During the first half of 2024, 46,456 Series A warrants were exercised to the Company ordinary shares at an exercise price of $13.475 per ordinary share, in accordance with the terms of the Series A warrants.